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                                                                    Exhibit 99.2


                     IN THE UNITED STATES BANKRUPTCY COURT
                  FOR THE EASTERN DISTRICT OF NORTH CAROLINA
                               RALEIGH DIVISION

IN RE:

Athey Products Corp.
1839 South Main Street
Wake Forest, NC 27587                 Case No. 00-02736-5-ATS
TIN: 36-0753480

                    Debtor

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                  PLAN OF REORGANIZATION DATED APRIL 30, 2001
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     Now comes Athey Products Corp., the debtor-in-possession ("Athey" or the
"Debtor"), pursuant to 11 U.S.C. Section 1129, and respectfully proposes the following Plan of Reorganization.

1 INTRODUCTION On December 8, 2000 (the "Commencement Date"), the Debtor filed a voluntary petition seeking relief under Chapter 11 of the Bankruptcy Code and an Order for relief was entered in this proceeding. Following the Commencement Date, the Debtor continued to operate its business and managed its property as a debtor-in-possession. Pursuant to various orders entered by the Court in response to the Debtor's motions and after notice and hearing, the Debtor liquidated substantially all of its assets by means of a sale to Five Star Manufacturing LLC ("Five Star") but continues in existence as a corporation organized and existing under Delaware law and a publicly registered company. The Debtor now proposes this Plan as a plan of reorganization and distribution of certain funds to its creditors in payment of allowed claims with interest at the legal rate and, provided all allowed claims are satisfied in full, the remainder of
          --------
     such funds pro rata among its existing shareholders and the Debtor will cease its corporate existence and this case will be closed.

2    DEFINITIONS For purposes of this Plan and accompanying Disclosure
     -----------
     Statement, the following definitions shall apply and, unless otherwise indicated, the singular shall include the plural:

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2.1  Allowed Claim or Interest:  Any claim against or interest in the Debtor (a)
     -------------------------
     for which a proof of claim or interest was filed on or before the date designated by the Court as the last day on which to file such proofs of claim or interest in this proceeding, or (b) which is listed in the Schedules filed by the Debtor (unless listed as unliquidated, disputed or contingent) and, in either case, to which (i) no objection has been filed within the applicable period of limitation fixed by the Bankruptcy Code, the Bankruptcy Rules, or Order of this Court, or (ii) an objection has been timely filed and determined by Final Order, and then only to the extent the Order allows such claim or interest.

2.2  Available Cash:  All proceeds generated from the liquidation of assets
     --------------
     after payment of secured claims having a lien upon such assets and payment or provision for costs of sale.

2.3  Bankruptcy Causes of Action: Any claim or cause of action which may be
     ---------------------------
     asserted by a trustee or a debtor-in-possession under Sections 541, 542, 543, 544, 546, 547, 548, 549, 550, or 553 of the Bankruptcy Code.

2.4  Bankruptcy Code:  Provisions of Title 11, United States Code, as amended
     ---------------
     from time to time and applicable to this case.

2.5  Bankruptcy Rules: The Federal Rules of Bankruptcy Procedure, as amended
     ----------------
     from time to time and applicable to this case.

2.6  Claim: Any right to payment, or any right to an equitable remedy for breach
     -----
     of performance if such breach gives rise to a right to payment, whether or not such right is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured.

2.7  Collateral:  Property of the Debtor which has been duly and properly
     ----------
     pledged to a creditor to secure an indebtedness, and which pledge (of whatever nature) has not been avoided or subordinated.

2.8  Commencement Date: December 8, 2000, the date the petition was filed in
     -----------------
     this proceeding, seeking relief pursuant to Chapter 11 of the Bankruptcy Code.

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2.9  Consummation, Final:  The consummation of all things contained in or
     -------------------
     provided for in this Plan, and the entry of a Final Decree finally dismissing this reorganization case.

2.10 Consummation, Substantial:  The date on which the Debtor has substantially
     -------------------------
     completed all requirements of this Plan, as set forth in Section 1101 of the Bankruptcy Code or as otherwise determined by an Order of Substantial Consummation entered by this Court.

2.11 Cost of Administration Claims ("COA Claim"):  Any cost or expense of
     -------------------------------------------
     administration allowed pursuant to Section 503(b) and Section 507(a)(1) of the Bankruptcy Code, including but not limited to (a) actual and necessary expenses of protecting, preserving, operating, leasing and marketing assets of the estate, (b) post-petition costs, indebtedness, or obligations duly and validly incurred or assumed by the Debtor, (c) payments to cure defaults on executory contracts or leases assumed by the Debtor, (d) compensation and reimbursement of expenses of professionals, as provided in this Plan and allowed by the Court, and (e) reasonable compensation for any liquidating or disbursing agents appointed by the Court.

2.12 Court:  The United States Bankruptcy Court for the Eastern District of
     -----
     North Carolina, and any appellant court that exercises jurisdiction over this case.

2.13 Creditors Committee: The Official Committee of Unsecured Creditors
     -------------------
     appointed in this case.

2.14 Debtor: Athey Products Corporation.
     ------

2.15 Debtor, Reorganized: The Debtor, upon the Effective Date of the Plan.
     -------------------

2.16 Disbursing Agent: John A. Northen, or such other individual as may be
     ----------------
     appointed by the Court after notice and hearing.

2.17 Disbursement Date:  Any date on which distributions of Available Cash are
     -----------------
     to be made to creditors pursuant to terms and provisions of this Plan or upon approval of this Court.

2.18 Effective Date:  The first business day next following the date upon which
     --------------
     there is a Final Order confirming the Plan in accordance with Chapter 11 of the Bankruptcy Code.

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2.19 Equity Interests: The equity interests of the Shareholders in the Debtor,
     ----------------
     determined as of the Effective Date.

2.20 Escrow Account: Any account established for the purpose of collecting,
     --------------
     maintaining, accounting and reporting for proceeds from the liquidation of assets, or with respect to the distributions which may be payable on any Claim which is disputed, to be received and disbursed pursuant to the terms of this Plan and further Orders of the Court.

2.21 Estate:  The property belonging to the Debtor on the date this case was
     ------
     commenced and as defined by Section 541 of the Bankruptcy Code and other applicable law.

2.22 Final Order:  An order, as to which the time to appeal or seek review or
     -----------
     rehearing has expired and as to which no motion or petition for review or rehearing is pending, or if an appeal has been filed the operation or effect of such order has not been stayed, reversed, or amended.

2.23 Final Report:  A report to be filed by the Debtor with the Court upon and
     ------------
     after completion of all acts required to achieve Final Consummation of the Plan, which report shall include, but not be limited to, all information necessary to meet the reporting requirements of the Court, the Bankruptcy Administrator, and this Plan.

2.24 Legal Rate:  The federal post-judgment interest rate in effect on the
     ----------
     Commencement Date, which is 6.052%.

2.25 Lien:  A mortgage, judgment lien, materialman's lien, statutory lien,
     ----
     security interest, pledge, charging order, or other encumbrance on the Debtor's property, effective under applicable laws as of the Commencement Date or thereafter as authorized by Order of the Court.

2.26 Notice and Hearing:  Notice and hearing as defined by Section 102 of the
     ------------------
     Bankruptcy Code.

2.27 Plan:  This Plan of Reorganization dated April 30, 2001, and any
     ----
     modification thereof approved by the Court.

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2.28 Pro Rata:  The proportion that each allowed claim in a particular class of
     --------
     claims or equity interests bears to the aggregate of all allowed claims or equity interests in that Class on the relevant date.

2.29 Secured Claim:  An allowed claim that arose or accrued prior to the
     -------------
     Commencement Date that is secured by a Lien which has not been avoided, to the extent of the value of the Collateral subject to such Lien, as determined under Section 506 of the Bankruptcy Code.

2.30 Secured Creditor:  A creditor holding a Secured Claim.
     ----------------

2.31 Shareholder: A person or entity holding shares of common stock in the
     -----------
     Debtor as of the Effective Date.

2.32 Special Committee: A committee consisting solely of the current members of
     -----------------
     the Debtor's board of directors or their designees, which will continue in office after the Effective Date for the sole purpose and shall retain the sole power and responsibility for consummation of the Plan, including but not limited to administering objections to claims, fee applications, pursuit or settlement of any claims or causes of actions, and any other steps necessary to enforce and implement the Plan as confirmed by the Court. The present officers and directors of the Debtor may resign as of the Effective Date, and the Special Committee shall discharge all functions of the Debtor's officers or directors with respect to consummation and implementation of the Plan.

2.33 Surplus Cash: Any remaining Available Cash after payment of Costs of
     ------------
     Administration and all Allowed Claims to the extent and in the manner provided in this Plan.

2.34 Triad Freightliner: Triad Freightliner of Greensboro, Inc., its successors
     ------------------
     or assigns.

2.35 Unsecured Priority Claim:  An allowed claim that arose or accrued prior to
     ------------------------
     the Commencement Date, that is unsecured and is entitled to priority under
     Section 507 or Section 364 of the Bankruptcy Code.

2.36 Unsecured Priority Creditor:  A creditor holding an Unsecured Priority
     ---------------------------
     Claim.

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2.37   Unsecured Claim:  An allowed claim that arose or accrued prior to the
       ---------------
       Commencement Date, that is unsecured and is not entitled to be treated as a COA Claim or as an Unsecured Priority Claim.

2.38   Unsecured Creditor:  A creditor holding an Unsecured Claim.
       ------------------

2.39   Wells Fargo: Wells Fargo Business Credit, Inc., its successors or
       -----------
       assigns.

3      THE PLAN OF REORGANIZATION     The Plan is based upon the Debtor's belief
       --------------------------
       that the best interests of creditors, shareholders, and other parties in interest would be served by an expeditious liquidation of all assets and distribution of Available Cash in the order of priority set forth in the Bankruptcy Code. Creditors and Shareholders consist of the following claims or interests, are divided into classes, and will be treated by the Plan, as follows:

3.1    Class 1: Cost of Administration Claims: This class includes any claim
       ---------------------------------------
       entitled to administrative priority pursuant to Section 507(a)(1), including but not limited to claims for compensation of professionals (attorneys, accountants, consultants, or others) made pursuant to Section 330.

3.1.1  Treatment:  Class 1 claims shall be allowed upon due request or
       ---------
       application and in such amounts as may be determined by the Court after notice and hearing. Attorneys and accountants for the Debtor shall be compensated for services rendered in such capacity and reasonably necessary to the administration of this estate, upon an hourly basis and at their customary hourly rates, and in such amounts as may be determined by the Court but not to exceed reasonable compensation for such services. Nachman Hays Consulting, Inc. ("Nachman Hays"), the Debtor's consultant, shall also receive such compensation as may be allowed by the Court in connection with the sale of the Debtor's assets outside the ordinary course of business, determined as a percentage (2%) of the gross consideration paid to or for the benefit of the Debtor less a credit for interim fees allowed and paid on an hourly basis with respect to the sale of such assets. The claims of Class 1 shall be paid in cash, in full, on the Effective Date or as soon thereafter as the same can be determined and allowed by the Court.

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3.1.2  Impairment:  This Class is not impaired.
       ----------

3.2    Class 2: Secured Claim of Wells Fargo:  This class consists solely of the
       -------------------------------------
       secured claim of Wells Fargo, evidenced by a revolving credit facility note and loan agreement, and secured by a lien upon substantially all assets of the estate.

3.2.1  Treatment: In connection with the Debtor's sale of substantially all
       ---------
       assets of the estate to Five Star, the lien of Wells Fargo was transferred to proceeds. At the closing on March 5, 2001, the undisputed portion of the Wells Fargo secured claim was paid in full, and sufficient funds were placed in escrow with Debtor's counsel to insure full payment of the disputed balance of such claim to the extent allowed by agreement of the parties or further orders of the Court. The Debtor and Wells Fargo agreed upon a compromise and settlement of the disputed portion of such Secured Claim, subject to the approval of the Court, and filed a motion seeking approval of such compromise with an attached stipulation signed by counsel for the parties. At such time as a Final Order has approved the proposed compromise and settlement, the Secured Claim held by Wells Fargo shall be paid in full from the escrow and the balance of the funds held in escrow for such purpose shall be released and become part of the Available Cash.

3.2.2  Impairment:  This Class is not impaired.
       ----------

3.3    Class 3: Secured Claim of Triad Freightliner: This class consists solely
       --------------------------------------------
       of the Secured Claim of Triad Freightliner, evidenced by two purchase orders submitted by the Debtor to Triad Freightliner pre-petition and based upon the pre-petition sales of certain chassis by Triad Freightliner to the Debtor. The Debtor disputes the assertion that this claim is secured, and has initiated an adversary proceeding which is now pending before the Court to avoid the purported lien absent a consensual resolution of the dispute. The Debtor does not dispute that some amount is owed to Triad Freightliner with respect to such pre-petition sales, but contends that such claim is an Unsecured Claim and should be treated as such under the Plan.

3.3.1  Treatment:  In connection with the Debtor's post-petition sale of chassis
       ---------
       supplied by Triad Freightliner pursuant to the aforesaid purchase orders, and the sale to Five Star of

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       all the remaining chassis which had been delivered by Triad Freightliner to the Debtor pre-petition and which were in the Debtor's possession as of the Commencement Date, the purported lien of Triad Freightliner was transferred to proceeds and sufficient funds were placed in escrow with Debtor's counsel to insure full payment of the disputed Secured Claim to the extent allowed by further orders of the Court. If the Court were to determine that the claim was indeed an Allowed Secured Claim, such claim shall be paid in full from the funds held in escrow, together with such interest or costs as may be allowed (if any) under applicable law; and, if the Court determines or the parties agree that such claim is an Unsecured Claim, the funds held in escrow shall be included in Debtor's Available Cash and the Claim shall be included in Class 5 and paid in the manner therein provided.

3.3.2  Impairment:  This Class is impaired.
       ----------

3.4    Class 4:  Claims Having Priority, Excluding Any Claim Under Section 507
       -----------------------------------------------------------------------
       (a)(1) of the Bankruptcy Code: This class includes all claims entitled to
       -----------------------------
       priority under Section 507 of the Bankruptcy Code, exclusive of the claims provided for in Class 1 [COA Claims allowed under Section 507(a)(1)].

3.4.1  Treatment:  The claims of Class 4 shall be paid in cash, in full, within
       ---------
       30 days after the Effective Date, together with interest thereon at the Legal Rate from the Commencement Date to the date of payment; provided
                                                                     --------
       however, that in the event there is pending at the proposed Disbursement
       -------
       Date an objection to a claim in this class, sufficient funds will be retained in escrow to assure full payment of such claim to the extent allowed by the Court.

3.4.2  Impairment:  This Class is impaired.
       ----------

3.5    Class 5: Unsecured Claims: This class shall include all Unsecured Claims,
       -------------------------
       including the unsecured portion of any claims listed herein as secured but which are determined to be unsecured by order of the Court or agreement of the parties after (a) valuation or liquidation of property serving as Collateral to secure said claim, or (b) avoidance of any lien securing such claim.

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3.5.1  Treatment:  The Claims of Class 5 will be paid in cash, in full, within
       ---------
       30 days after the Effective Date, together with interest thereon at the Legal Rate from the Commencement Date to the date of payment; provided
                                                                     --------
       however, that (i) in the event there is pending at the proposed
       -------
       Disbursement Date an objection to a claim in this class, sufficient funds will be retained in escrow to assure full payment of such claim to the extent allowed by the Court, and (ii) in the event there are unresolved claims or objections pending at the time of the proposed Disbursement Date in sufficient number or amount such that full payment of all Allowed Unsecured Claims cannot be assured until such time as the objections are resolved, the Disbursing Agent shall make one or more interim disbursements to the extent adequate funds can be disbursed or retained in escrow, as appropriate, so as to expedite payments and also protect the interests of the holders of disputed claims in this Class.

3.5.2  Impairment:  This Class is impaired.
       ----------

3.6    Class 6: Equity Interests: This class consists of any and all Equity
       -------------------------
       Interests in the Debtor held by Shareholders as of the Effective Date.

3.6.1  Treatment: The Equity Interests shall be subordinate to the payment of
       ---------
       all allowed Claims as provided above. The holders of Equity Interests shall receive a pro rata distribution of all Surplus Cash, payable after all COA Claims and all Allowed Claims have been paid as provided in the Plan, and the existing shares of common stock shall be cancelled.

3.6.2  Impairment:  This Class is impaired.
       ----------

4      MEANS FOR EXECUTION OF THE PLAN  The Debtor shall execute and consummate
       -------------------------------
       the Plan as follows:

4.1    Sale of Assets: The Debtor has sold substantially all of its tangible and
       --------------
       intangible assets pursuant to orders of the Court after notice and hearing; the sale proceeds were applied in payment of the undisputed portion of the Wells Fargo Secured Claim and to fund the escrows required for the disputed Secured Claims of Wells Fargo and Triad Freightliner;

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        and, all remaining sale proceeds were retained by the Debtor for payment of costs of administration and distribution pursuant to the Plan and orders of the Court.

4.1.1 At the Effective Date the Debtor will transfer all of its cash or cash-equivalent assets to the Disbursing Agent, and the Reorganized Debtor shall retain only those corporate books and records (the "Retained Assets") deemed necessary to maintain its corporate existence (i.e.- articles of incorporation or organization and any amendments thereto, bylaws, minutes of meetings of the board of directors, and shareholder lists) pending Final Consummation and the closing of this case.

4.2     Disbursing Agent. The Disbursing Agent shall be appointed in the
        ----------------
        Confirmation Order and on or before the Effective Date shall receive all the Debtor's funds on deposit, along with all subsequent receipts realized by the Reorganized Debtor pursuant to the Plan. The Disbursing Agent shall keep and maintain such funds in a trust account approved by the Court, and shall make distributions thereafter and from time to time as set forth in the Plan. The Reorganized Debtor shall retain none of the Debtor's cash or other assets of any kind post-consummation of the Plan, except as specifically provided for herein with respect to certain corporate records. All claims against the Debtor and arising prior to the Effective Date shall be transferred to the account(s) vested in the Disbursing Agent.

4.3     Special Committee. At the Effective Date, the Debtor shall appoint the
        -----------------
        Special Committee consisting solely of the current members of the Debtor's board of directors or their designees, which will continue in office after the Effective Date for the sole purpose and shall retain the sole power and responsibility for consummation of the Plan, including but not limited to administering objections to claims, fee applications, pursuit or settlement of any claims or causes of actions, and any other steps necessary to enforce and implement the Plan as confirmed by the Court. The present officers and directors of the Debtor may resign as of the Effective Date, and the Special Committee shall discharge all functions of the Debtor's officers or directors with respect to consummation and implementation of the Plan.

4.4     Distributions to Shareholders. All rights or interests of the current
        -----------------------------
        holders of Equity Interests in the Debtor (the Shareholders) as of the Effective Date (which shall be the

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

     "Record Date" for purposes of the treatment of the Equity Interests) shall be transferred to the Escrow Account(s) vested in the Disbursing Agent, and the Shareholders shall be entitled to receive a cash distribution from the Disbursing Account as a return on investment, equal to a pro rata share of the Surplus Cash remaining in the Disbursing Account after all other Plan obligations have been paid or satisfied in full, based upon their pro rata ownership of the Debtor prior to the issuance of new shares as described above.

4.5  Bankruptcy Causes of Action:  The Debtor may analyze and pursue, to the
     ---------------------------
     extent deemed cost effective, any Bankruptcy Causes of Action. However, the Debtor does not believe any causes of action can be pursued with respect to any Bankruptcy Causes of Action if the Plan results in payment in full of Unsecured Claims, as insolvency is an element of most such actions. In the event any Bankruptcy Causes of Action are to be pursued, the Creditors Committee shall be responsible for any causes of action with respect to "insiders" as defined in the Bankruptcy Code or any other causes of action which the Special Committee believes should be handled by the Creditors Committee.

4.6  Funding on the Effective Date: The Debtor believes that the proceeds for
     -----------------------------
     the sale of the Debtor's assets have generated sufficient funds to fund the Plan, pay all Allowed Claims in full, together with interest at the Legal Rate, and to disburse Surplus Proceeds pro rata among the holders of Equity Interests.

4.7  Post-Confirmation Operations of the Business: The Reorganized Debtor shall
     ---------------------------------------------
     be authorized to continue in existence after confirmation, and the Court shall retain limited jurisdiction in order to wind up the Debtor's bankruptcy case as set forth below. In particular, the Debtor under the direction of the Special Committee shall be responsible for prosecuting or compromising objections to claims, and except as provided below, the Debtor may continue, institute, or abandon such legal actions as the Debtor deems necessary which have not been expressly waived or otherwise affected by the sale of assets. All causes of action brought by the Debtor shall be brought in the United States Bankruptcy Court, and are to be governed by Bankruptcy Rule 7001 et seq. Any
                          -- ---

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

     compromise or other settlement of a controversy by the Debtor shall be approved in accordance with the Bankruptcy Rules.

4.8  Property Dealt With by The Plan And Executory Contracts:  All property of
     -------------------------------------------------------
     the estate is dealt with by this Plan. The Debtor has previously filed motions to (a) sell substantially all assets and (b) to reject, or to assume and assign, to Five Star Manufacturing LLC, all unexpired executory contracts and leases, with the exception of the Collective Bargaining Agreement which has expired by its own terms. The Court's prior Orders approving the sale, the transfer of liens to proceeds, and the assumption and assignment (or rejection) of certain executory contracts and leases are incorporated herein by reference. Any other executory contracts or leases which are existing on the Effective Date, excluding any which may then be subject to a pending motion to assume and assign, are and shall be deemed rejected by the Debtor as of the Effective Date without further notice or hearing.

5    FINANCIAL INFORMATION  The following information shall be provided or made
     ---------------------
     available to creditors and parties in interest:

5.1  Monthly Reports  A monthly report for each month the Debtor has been in
     ---------------
     possession of its assets under the supervision of the Court has been and shall continue to be filed with the Court until substantial consummation, and thereafter a quarterly report shall be filed until the filing of the Final Report. The Debtor shall cause such monthly or quarterly reports to set forth and disclose the aggregate receipts and disbursements, the funds on deposit and the location of such accounts, any unpaid but accrued payables or obligations, and such other information as has been heretofore provided or which is reasonably necessary to accurately disclose the financial condition of the Debtor's estate. The Debtor shall file such reports by the 20th day of the next following month or quarter, and at the same time shall serve a copy thereon upon the Bankruptcy Administrator and any other party in interest making a written request therefore. In addition, the Debtor has and shall continue to file a Form 8-K with the monthly report attached, within 15 days after the monthly report is filed with the Court.

5.2  Financial Information on Record. The Schedules of Assets and Liabilities,
     --------------------------------
     and the Statement of Financial Affairs, may be inspected by interested parties in order to obtain a

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

     broader financial picture of the Debtor and the Debtor's estate. These documents may be examined in the office of the Clerk of the United States Bankruptcy Court, 300 Fayetteville Street Mall, Second Floor, Raleigh, N.C.

6    PROVISIONS FOR IMPAIRED CREDITORS OR SHAREHOLDERS NOT ACCEPTING PLAN  With
     --------------------------------------------------------------------
     respect to any Class of creditors impaired by and not accepting this Plan by the requisite majority in number and two-thirds (2/3) in dollar amount of those casting ballots, adequate protection for the realization by them of the value of their claim shall be provided in the Order confirming the Plan by such method as will, in the opinion of the Bankruptcy Judge, and consistent with the circumstances of the case, fairly and equitably provide such protection in accordance with the applicable provisions of the Bankruptcy Code. With respect to the holders of Equity Interests of the Debtor, the existing Equity Interests shall receive a pro rata distribution of Surplus Cash, and no junior interests shall receive any property or distribution of any kind.

7    PROVISIONS FOR DISCHARGE AND RELEASE. As the Debtor's business assets have
     ------------------------------------
     been liquidated, and the Plan provides for the Reorganized Debtor to cease existence at or about the time when the Plan has been fully consummated and the case is closed, the Plan does not provide for a discharge of any claims or liabilities against, or interests in, the Debtor or its estate. However, all proceedings and court actions seeking to establish or enforce pre-petition liabilities and claims of any nature against the Debtor, including but not limited to any claims of a derivative nature, or any priorities received or retained by any creditor with respect to debts and obligations of the Debtor, shall be permanently stayed and treated as specifically provided for in this Plan.

8    PROVISIONS FOR RETENTION OF JURISDICTION AND PROSECUTION AND DEFENSE OF
     -----------------------------------------------------------------------
     CLAIMS AND CAUSES OF ACTION   The Court shall retain and may exercise
     ---------------------------
     jurisdiction for determination in this proceeding of any objections to claims not disposed of prior to the entry of the Order of confirmation of the Plan, the final determination of any Bankruptcy Causes of Action or other claims belonging to the Debtor, and any other matters which might affect the Debtor, the Reorganized Debtor, or the consummation of this Plan, including but not limited to the following:

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

8.1    Jurisdiction: Until the case is closed, the Court shall retain
       ------------
       jurisdiction pursuant to Bankruptcy Rule 3020(d) to ensure that the purpose and intent of the Plan is carried out. The Court shall also retain jurisdiction to hear and determine all claims against the Debtor; to hear, determine, and enforce all causes of action (including all Bankruptcy Causes of Action) arising in, arising under, or related to this case and which may exist on behalf of the Debtor; and, to confirm after notice and hearing (except as otherwise provided herein) any proposed compromise or settlement thereof. Nothing contained herein shall prevent the Debtor from taking such action as may be necessary in the enforcement of any cause of action which may exist on its behalf, and nothing contained herein shall prevent any creditor from enforcing any claim it may have against third parties who may be liable as a result of the Debtor's obligations to such creditor.

8.2    Causes of Action: Notwithstanding the vesting of assets in the
       ----------------
       Reorganized Debtor upon confirmation and consummation of the Plan, the Debtor shall retain the right and standing to assert and the Special Committee shall have the right to commence, pursue, settle, compromise, abandon, waive, or release any claim or cause of action which may exist on behalf of the Debtor (including specifically the Bankruptcy Causes of Action) which accrued and were asserted or capable of assertion by the Debtor as a debtor-in-possession as of the Commencement Date. The Creditors Committee shall be responsible for any Bankruptcy Causes of Action with respect to "insiders" as defined in the Bankruptcy Code, or any other causes of action which the Special Committee believes should more appropriately be handled by the Creditors Committee.

8.3    Specific Retention of Powers: In addition to the general provisions set
       ----------------------------
       forth above, the Court shall retain sole jurisdiction of this case pursuant to the provisions of Chapter 11 of the Bankruptcy Code for the following purposes, inter alia:

8.3.1 To classify, allow or disallow Claims and Interests, to direct distributions of funds under the Plan, and to hear and determine any controversies pertaining thereto.

8.3.2 To hear and determine any and all applications, adversary proceedings or other matters arising out of or related to the Plan;

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

8.3.3 To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, reversed, revoked or vacated;

8.3.4 To liquidate or estimate the amount of any claim, or to determine the manner and time for such liquidation or estimation in connection with any contingent or unliquidated claim;

8.3.5 To adjudicate all disputes with respect to claims or any lien on any property of the Debtor or proceeds thereof;

8.3.6 To adjudicate all claims or controversies arising during the pendency of this case;

8.3.7 To recover all assets and properties of the Debtor, wherever located, including recoveries on all claims and causes of action brought by the Debtor prior or subsequent to the Effective Date or capable of being brought by the Debtor prior or subsequent to the Effective Date which are not released, settled or otherwise compromised by the terms of this Plan;

8.3.8 To hear and determine matters covering federal, state, and local taxes pursuant to Sections 346, 1146, 505 and 525 of the Bankruptcy Code;

8.3.9 To allow fees and reimbursement of the expenses of professional persons employed during this case or any other person or entity applying for compensation;

8.3.10 To construe or enforce the Plan so as to effectuate payments thereunder or to compel performance by any person to the extent reasonably necessary to achieve Final Consummation in accordance with the provisions hereof;

8.3.11 To make and enforce such orders as are necessary or appropriate to carry out the provisions of the Plan;

8.3.12 To enter such orders as may be necessary and proper for the orderly administration of the Debtor's affairs;

8.3.13 To protect and preserve the leases and other executory agreements between various third parties and the Debtor or its affiliates or subsidiaries, and to assure that all terms of those

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

       agreements are honored to the extent and in the event that such agreements are assumed under this Plan; and

8.3.14 To decide such other matters and for such other purposes as may be provided for in the Confirmation Order.

9      PROVISIONS FOR AMENDMENT OF THE PLAN The Plan may be modified as follows:
       ------------------------------------

9.1    Non-material Amendment: This Plan may be altered or modified by the
       ----------------------
       Debtor after its submission for acceptance and before or after its confirmation, without notice and hearing, if the alteration or modification does not adversely change the treatment of any Claim or Equity Interest as provided in Section 1127 of the Bankruptcy Code and in Bankruptcy Rule 3019.

9.2    Material Amendment:  This Plan may be altered or modified by the Debtor
       ------------------
       after submission for acceptance and before or after confirmation in a manner which adversely affects the interests of any Claim or Equity Interest only after notice and hearing before the Court for the confirmation of such alteration or modification, as provided in Section 1127 of the Bankruptcy Code.

10     DISPUTED CLAIMS AND OBJECTIONS TO CLAIMS
       ----------------------------------------

10.1   Claims: The Debtor or any party in interest may file an objection to any
       ------
       claim within fifteen (15) days after the Effective Date of the Plan. Objections not filed within such time shall be deemed waived unless the period within which to file objections to claims is extended by Order of this Court.

10.2   Reserves: Any claim, or portion thereof, which is to be paid in cash
       --------
       under the Plan and which is challenged by the Debtor or any party in interest, shall be protected by requiring the Disbursing Agent to segregate and set aside a reserve sufficient to treat said claim in the same fashion as though the objection were denied. The reserve so segregated shall be distributed in accordance with the provisions of the Plan in the event the objection is overruled or a dispute is resolved in part or in full in favor of the party asserting the

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

     claim. In the event the disputed claim is disallowed in part or in full, the retained cash so segregated and not distributable to the claimant shall become Available Cash for distribution in accordance with the provisions of this Plan, with the disallowed claimant being excluded from the appropriate Class to the extent the claim is disallowed.

11   GENERAL PROVISIONS
     ------------------

11.1 Exculpation.  Neither the Debtor, the Creditors Committee, the Special
     -----------
     Committee nor the Disbursing Agent, nor any of their respective members, officers, directors, employees, advisors, attorneys, accountants, consultants or agents shall have or incur any liability for or to any holder of a Claim or Equity Interest for any act or omission in connection with, or arising out of, the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for willful misconduct or gross negligence, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

11.2 Binding Effect. The Plan shall be binding upon and inure to the benefit of
     --------------
     the Debtor, the holders of Claims, the holders of Equity Interests, and their respective successors and assigns.

11.3 Term of Injunctions or Stays. Unless otherwise provided in the Plan or in
     ----------------------------
     the Order confirming the Plan, all injunctions or stays provided for Chapter 11 cases under Section 105 or 362 of the Bankruptcy Code or otherwise in existence on the date this case is confirmed shall remain in full force and effect until the entry of a Final Decree dismissing the case.

11.4 Notices. Any notice required to be provided to parties in interest under
     -------
     the Bankruptcy Code or Rules or under the Plan shall be in writing and served by (a) regular mail, postage prepaid, (b) hand delivery, or (c) overnight delivery service, addressed to the appropriate parties and with copies of any such notice to be sent to (i) the office of the Bankruptcy Administrator, Attn: Marjorie Lynch, 300 Fayetteville Street Mall, Room 412, P.O. Drawer 3039, Raleigh, NC 27602-3039, (ii) counsel for the Debtor, Northen

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

     Blue, LLP, Attn: John A. Northen, PO Box 2208, Chapel Hill, NC 27515, and
     (iii) counsel for the Creditors Committee, Brooks Pierce McLendon Humphrey & Leonard, LLP, Attn: John H. Small, 230 N. Elm St., Ste 2000, PO Box 26000, Greensboro, NC 27420-6000.

11.5 Governing Law.  Unless a rule of law or procedure is supplied by federal
     -------------
     law including the Bankruptcy Code and the Bankruptcy Rules, or, as to corporate matters, the laws of the jurisdiction in which the Debtor is incorporated, the laws of the State of North Carolina shall govern the construction and implementation of the Plan and any agreements, documents, and instruments executed in connection with the Plan.

11.6 Non-material Modifications.  The Plan describes in general outlines the
     --------------------------
     means for the execution thereof, and the Debtor, with the approval of the Court, may, insofar as it does not materially or adversely affect the interest of creditors, correct any defect or omission or reconcile any inconsistency in such manner or to such extent as may be necessary or expedient to carry out the Plan effectively.

    RESPECTFULLY SUBMITTED, this the 30th day of April, 2001.



                                             /s/ John A. Northen
                                        -----------------------------------
                                        John A. Northen, NCSB 6789
                                        Northen Blue, LLP
                                        Counsel for the Debtor
                                        100 Europa Dr., Ste 550
                                        P.O. Box 2208
                                        Chapel Hill, N.C. 27515-2208

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